UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 6, 2012

EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 6, 2012, EMRISE Electronics Corporation (“EMRISE Electronics”), a wholly-owned subsidiary of Emrise Corporation (the “Company”), entered into Amendment No. 3 to Subordinated Contingent Secured Promissory Note (the “Brand Amendment”) by and between EMRISE Electronics and Charles Brand (“Brand”). The Brand Amendment further amends that certain Subordinated Contingent Secured Promissory Note, dated August 20, 2008, as previously amended by Amendment No. 1 thereto, dated November 20, 2009, and Amendment No. 2 thereto, dated August 31, 2010. As of the date of the Brand Amendment, an aggregate principal amount of $2,211,766.43 was outstanding and owed by EMRISE Electronics to Brand.

On November 6, 2012, EMRISE Electronics entered into Amendment No. 3 to Subordinated Contingent Secured Promissory Note (the “Couse Amendment” and together with the Brand Amendment, the “Amendments”) by and between EMRISE Electronics and Joanne Couse (“Couse”). The Couse Amendment further amends that certain Subordinated Contingent Secured Promissory Note, dated August 20, 2008, as previously amended by Amendment No. 1 thereto, dated November 20, 2009, and Amendment No. 2 thereto, dated August 31, 2010. As of the date of the Couse Amendment, an aggregate principal amount of $665,441.62 was outstanding and owed by EMRISE Electronics to Couse.

Both Amendments contain substantially similar terms and conditions. Pursuant to the Amendments, the applicable interest rate has been amended to a rate per annum equal to the prime rate plus 4.0%. In addition, the maturity date has been amended to December 15, 2014; provided that if (i) all of the outstanding common stock of the Company or substantially all of the assets of the Company and its subsidiaries are sold in one transaction or (ii) there is a Change of Control (as defined in each Amendment), then the maturity date shall be the date of the closing of such transaction or the date of the Change of Control, respectively. As amended by the Amendments, EMRISE Electronics shall make no payment of principal or interest until January 15, 2013. Per the terms of the Brand Amendment, EMRISE Electronics shall make a payment of $230,610 on January 15, 2013, September 15, 2013, March 15, 2014 and September 15, 2014. Per the terms of the Couse Amendment, EMRISE Electronics shall make a payment of $69,390 on January 15, 2013, September 15, 2013, March 15, 2014 and September 15, 2014. Subject to the terms and conditions contained in the Amendments, the remaining outstanding amount of principal and interest owed thereunder shall be due and payable in full of December 15, 2014.

The foregoing description of the Brand Amendment and the Couse Amendment are qualified in their entirety by reference to the full text thereof, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to Subordinated Contingent Secured Promissory Note entered into by and between EMRISE Electronics Corporation and Charles Brand*

10.2	Amendment No. 3 to Subordinated Contingent Secured Promissory Note entered into by and between EMRISE Electronics Corporation and Joanne Couse*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2012		EMRISE CORPORATION

	By:	/s/ Carmine T. Oliva
Carmine T. Oliva
Chief Executive Officer

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